                                               [LOGO] PIONEER
                                               INVESTMENTS-Registered Trademark-



PIONEER
EMERGING MARKETS
FUND


ANNUAL REPORT 11/30/00

 TABLE OF CONTENTS
--------------------------------------------------------------------------------
 Letter from the President                                             1


 Portfolio Summary                                                     2


 Performance Update                                                    3


 Portfolio Management Discussion                                       7


 Schedule of Investments                                              10


 Financial Statements                                                 22


 Notes to Financial Statements                                        29


 Report of Independent Public Accountants                             35


 Results of Shareowner Meeting                                        36


 Trustees, Officers and Service Providers                             37

PIONEER EMERGING MARKETS FUND

LETTER FROM THE PRESIDENT 11/30/00

DEAR SHAREOWNER,
--------------------------------------------------------------------------------

The year 2000, the last year of the old millennium, is ending on an historically unsettling note. The bewildering final days of the presidential election have come on top of a period of increased market volatility, leaving us all feeling unsettled. We at Pioneer are convinced that the market's volatility has its roots not in politics but in the signs of a slowing economy and in the sudden realization by investors that some market valuations, notably technology, had become irrational. As the new millennium unfolds we expect investors to get back to work assessing the policies of the new administration, evaluating the prospects for a growing economy and identifying undervalued companies.

As seasoned investors we treat periods of turmoil as periods of opportunity, looking for the few significant facts and trends that hide well behind the clutter of daily events. I think that you should do the same thing. This is a good year, and a good time of year, to evaluate your retirement program contributions, to compare a Roth IRA with a traditional IRA and to reassess your investment allocations in light of current market conditions. A successful investment program requires not only money, but time and planning. Your investment professional is your best guide to making these important decisions.

AN IMPORTANT ANNOUNCEMENT FROM PIONEER

I'm very happy to report that, on October 24, 2000, Pioneer Investment Management, Inc. became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. Early in 2001 all of UniCredito's investment operations will be combined to form Pioneer Global Asset Management S.p.A., which will manage over $110 billion for global individual and institutional clients under the name Pioneer Investments-Registered Trademark-. The new Pioneer Global will bring to Pioneer greater analytical resources that complement our investment skills, reinforcing Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe fund shareowners, will benefit from this merger.

All of us at Pioneer appreciate your decision to invest with us and look forward to helping you reach your financial goals.

Sincerely,


/s/ David Tripple

David Tripple
President
Pioneer Investment Management, Inc.

PIONEER EMERGING MARKETS FUND

 PORTFOLIO SUMMARY 11/30/00

 PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

                                  [PIE CHART]

Transportation             1%
Capital Goods              2%
Healthcare                 3%
Energy                     4%
Basic Materials            4%
Utilities                  4%
Consumer Cyclicals         7%
Consumer Staples          11%
Technology                13%
Financial                 24%
Communication Services    27%

 GEOGRAPHICAL DISTRIBUTION
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

                                    [GRAPH]

Brazil                       12.2%
Mexico                       11.5%
India                        10.8%
South Korea                   9.6%
Taiwan                        6.6%
Hong Kong                     5.7%
Turkey                        5.7%
South Africa                  5.3%
Thailand                      3.9%
Malaysia                      3.6%
Russia                        3.6%
Indonesia                     3.4%
Israel                        3.1%
Philippines                   2.8%
Singapore                     2.4%
Egypt                         1.7%
Chile                         1.6%
Poland                        1.6%
Greece                        1.0%
China                         0.9%
Argentina                     0.8%
Hungary                       0.5%
Venezuela                     0.4%
Pakistan                      0.3%
British Virgin Islands        0.3%
Czech Republic                0.2%
United Kingdom                0.2%
Peru                          0.2%
Columbia                      0.1%

 10 LARGEST HOLDINGS
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)


 1. SK Telecom Co., Ltd. (A.D.R.)         2.10%
 2. Telefonos de Mexico SA                1.94
    (L Shares) (A.D.R.)
 3. China Mobile Ltd. (Hong Kong)         1.94
 4. Carso Global Telecom                  1.80
 5. Petroleo Brasileiro SA (A.D.R.)       1.51
 6. Korea Electric Power Corp. (A.D.R.)   1.44
 7. PT Indosat Indonesian Satellite       1.42
    Corp. (A.D.R.) (Local Shares)
 8. Samsung Electronics                   1.32
 9. Grupo Televisa SA (G.D.R.)            1.31
10. Telemig Celular Participacoes         1.26
    SA (A.D.R.) (Preferred)


Fund holdings will vary for other periods.

 PIONEER EMERGING MARKETS FUND

 PERFORMANCE UPDATE 11/30/00                                     CLASS A SHARES


 SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
 NET ASSET VALUE
 PER SHARE                    11/30/00        11/30/99
                              $10.82          $13.80

 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
 (11/30/99-11/30/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                              -               -               -


INVESTMENT RETURNS
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.


------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 (As of November 30, 2000)

              NET ASSET  PUBLIC OFFERING
PERIOD          VALUE        PRICE*
Life-of-Fund     0.66%        -0.26%
(6/23/94)
5 Years          2.12          0.91
1 Year         -21.59        -26.09

------------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.



                                    [GRAPH]

GROWTH OF $10,000+

                  Pioneer Emerging      MSCI Emerging
                    Markets Fund*    Markets Free Index
        6/94           $9,425            $10,000
       11/94           $9,128            $11,242
                       $8,743             $9,970
                       $8,756             $9,385
                      $10,998            $10,780
       11/96          $10,558            $10,347
                      $12,385            $11,616
                      $11,653             $8,972
                      $11,302             $8,329
       11/98           $7,902             $6,962
                       $9,798             $8,618
                      $12,405            $10,130
                      $13,637            $10,150
       11/00           $9,726             $7,738

+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

 Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PIONEER EMERGING MARKETS FUND

 PERFORMANCE UPDATE 11/30/00                                     CLASS B SHARES


 SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
 NET ASSET VALUE
 PER SHARE                    11/30/00        11/30/99
                              $10.28          $13.23

 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
 (11/30/99-11/30/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                              -               -               -


 INVESTMENT RETURNS
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

--------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2000)

                IF        IF
PERIOD         HELD    REDEEMED*
Life-of-Fund  -0.11%    -0.11%
(6/23/94)
5 Years        1.32      1.15
1 Year       -22.30    -25.41

--------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


                                    [GRAPH]

GROWTH OF $10,000+

                     Pioneer Emerging     MSCI Emerging Markets
                      Markets Fund*           Free Index
           6/94          $10,000                $10,000
          11/94           $9,644                $11,242
                          $9,209                 $9,970
                          $9,199                 $9,385
                         $11,517                $10,780
          11/96          $11,011                $10,347
                         $12,870                $11,616
                         $12,069                 $8,972
                         $11,659                 $8,329
          11/98           $8,112                 $6,962
                         $10,023                 $8,618
                         $12,641                $10,130
                         $13,835                $10,150
          11/00           $9,822                 $7,738

+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

 Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PIONEER EMERGING MARKETS FUND

 PERFORMANCE UPDATE 11/30/00                                     CLASS C SHARES


 SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
 NET ASSET VALUE
 PER SHARE                    11/30/00        11/30/99
                              $10.23          $13.12

 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
 (11/30/99-11/30/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                              -               -               -


 INVESTMENT RETURNS
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.


---------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2000)

                 IF          IF
PERIOD          HELD      REDEEMED*
Life-of-Fund    -1.67%      -1.67%
(1/31/96)
1 Year         -22.03      -22.03

---------------------------------
* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.


                                    [GRAPH]

GROWTH OF $10,000+

                               Pioneer Emerging   MSCI Emerging Markets
                                 Markets Fund*         Free Index
                   1/96             $10,000              $10,000
                                    $10,008               $9,841
                                    $10,855              $10,268
                                    $10,234               $9,872
                                    $10,386               $9,855
                   2/97             $11,746              $11,027
                                    $12,131              $11,064
                                    $12,281              $10,325
                                    $11,384               $8,546
                                    $11,796               $8,908
                   5/98             $10,997               $7,934
                                     $6,966               $5,209
                                     $7,633               $6,631
                                     $7,480               $6,492
                                     $9,390               $8,209
                   8/99              $9,670               $8,973
                                    $11,824               $9,649
                                    $16,825              $11,086
                                    $12,932               $9,668
                                    $12,914               $9,540
                  11/00              $9,219               $7,370

+ Index comparison begins January 31, 1996. The MSCI Emerging Markets Free
  Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

 Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PIONEER EMERGING MARKETS FUND

 PERFORMANCE UPDATE 11/30/00                                     CLASS Y SHARES


 SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
 NET ASSET VALUE
 PER SHARE                    11/30/00        11/30/99
                              $11.03          $13.99

 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
 (11/30/99-11/30/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                              -               -               -


INVESTMENT RETURNS
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.


----------------------------------
 AVERAGE ANNUAL TOTAL RETURNS*
 (As of November 30, 2000)

                 IF         IF
PERIOD          HELD     REDEEMED
Life-of-Fund    -9.45%     -9.45%
(4/9/98)
1 Year         -21.16     -21.16

---------------------------------
* Assumes reinvestment of distributions.


                                    [GRAPH]

GROWTH OF $10,000+

                                 Pioneer Emerging     MSCI Emerging Markets
                                   Markets Fund*           Free Index
              4/1998                  $10,000                $10,000
                                       $8,759                 $8,630
              8/1998                   $5,578                 $5,666
                                       $6,155                 $7,213
                                       $6,065                 $7,062
              5/1999                   $7,658                 $8,929
                                       $7,915                 $9,760
                                       $9,730                $10,495
              2/2000                  $13,889                $12,058
                                      $10,725                $10,516
                                      $10,739                $10,377
             11/2000                   $7,672                 $8,017

+ Index comparison begins April 30, 1998. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

 Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PIONEER EMERGING MARKETS FUND


 PORTFOLIO MANAGEMENT DISCUSSION  11/30/00


For the fiscal year ended November 30, 2000, Pioneer Emerging Markets Fund's Class A, B, C and Y shares delivered total returns at net asset value of -21.59%, -22.30%, -22.03% and -21.16, respectively. This performance surpassed the -24.92% return for the MSCI Emerging Markets Free Index for the same period while lagging the -20.76 average return posted by emerging market funds tracked by Lipper Inc. (Lipper is an independent mutual fund monitor).

In the following discussion, Mark Madden, portfolio manager of Pioneer Emerging Markets Fund, addresses the factors impacting the Fund's performance and the outlook for the emerging markets.


Q: WHAT FACTORS INFLUENCED THE PERFORMANCE OF EMERGING MARKETS IN THE YEAR ENDED
   NOVEMBER 30, 2000?

A: Despite the continued improvement in many developing economies, emerging equity markets fell this year for a number of reasons. Most significant were the concerns about rising interest rates and slowing growth in the United States, which, along with rising oil prices, contributed to global equity market weakness. Political uncertainty also contributed to equity market weakness in some countries as elections approached or new leadership assumed power. In Russia, Vladmir Putin, an obscure intelligence official, managed to win the election to succeed Boris Yeltsin, but his political agenda and his economic instincts remained vague and contradictory. In Mexico, meanwhile, former Coca-Cola executive Vincente Fox, the first opposition candidate to win the presidency in seven decades, outlined an ambitious program of reforms but his ability to implement them was far from certain.

   We believe that the emerging markets are oversold and already reflect many of these risks and that prices of many stocks have reached attractive levels. In Asia, valuations in some cases have approached those last seen during the worst of the Asian crisis in 1998. In our view, this market reaction is an opportunity to buy stocks at undervalued prices. We believe that the market does not properly reflect the substantial progress we have observed during the last two years in many emerging market

 PIONEER EMERGING MARKETS FUND
   companies, economies and financial systems. Banking and corporate sector reforms in Asia, in particular, have reduced many of the risks of investing in those markets while the long-term prospects for growth have improved.


Q: WHAT IS YOUR INVESTMENT STRATEGY?

A: Our investment process is driven by rigorous research that identifies companies with strong long-term prospects, proven managerial teams and attractive valuations. We look for companies that are well positioned in industries with strong long-term growth potential. We are also careful to manage the risk of investing in these markets by careful diversification of the portfolio across countries and industrial sectors.


Q: WHERE ARE YOU FINDING ATTRACTIVE INVESTMENT OPPORTUNITIES IN THE EMERGING
   MARKETS?

A: We are cautious in our view of the sustainability of strong demand in the U.S. economy. We believe that U.S. imports of electronic equipment, autos and other goods will slow in the near term, and so we have reduced our exposure to companies that derive significant revenues from U.S. sales. We believe there are better opportunities available in companies that derive revenues from the domestic economy of their home country. In Asia, for example, local demand in many countries is just beginning to recover after the crises of 1997-98. Moreover, while profit margins may have peaked in the United States, we are looking for improvement in profit margins and earnings of Asian companies in the financial, consumer and telecommunication sectors.

   In Eastern Europe, a slowing German economy has hurt, but Poland, Hungary and the Czech Republic look attractive as their economies continue to introduce the market reforms that we believe will place them next in line for admission to the European Union.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

   In all markets, we continue to find companies that benefit from a global trend toward outsourcing. Increasingly, multinational corporations in the United States and Europe are shifting production and services to firms in developing countries to reduce costs and improve efficiency. While this practice is already well entrenched in Mexico's MAQUILADORA, the assemblers of inexpensive consumer goods along the U.S. border, the trend is expanding in Asia and Eastern Europe. Outsourcing opportunities are also cutting across industry lines to more sophisticated products such as pharmaceuticals, software services, semiconductors and customer service calling centers.


Q: WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?


A: The leading indicators show that the U.S. economy is beginning to decelerate, which may enable the Federal Reserve to maintain a less restrictive monetary policy and perhaps reduce interest rates. This could be a positive development for domestic consumption in many emerging markets. In 2000, global investors became increasingly risk averse as fears mounted over inflation, interest rates, oil prices and growth prospects in the developed world. We believe that many of these uncertainties will ease next year, and investors will focus once again on the positive trends in emerging markets: strong growth, stable inflation rates and, in many cases, corporate restructuring. Emerging market valuations are low and earnings prospects have improved in the past year, which leaves us optimistic about the months ahead.



INVESTING IN EMERGING MARKETS CARRIES ITS OWN SET OF RISKS, INCLUDING BUT NOT LIMITED TO, CURRENCY FLUCTUATIONS AND SOCIAL AND ECONOMIC INSTABILITY. HOWEVER, WE FEEL CONFIDENT THAT THE LONG-TERM PROSPECTS INVITE SERIOUS CONSIDERATION.

 PIONEER EMERGING MARKETS FUND

 SCHEDULE OF INVESTMENTS 11/30/00


   SHARES                                                                                  VALUE
                    PREFERRED STOCKS - 5.7%
   19,560,000       Banco Itau SA                                                  $   1,487,830
       97,000       Centrails Electricas Brasileiras SA*                                 806,313
   17,500,000       Companhia Brasileira de Distribuicao Grupo Pao de Acucar             586,587
           16       Companhia Brasileira de Distribuicao Grupo Pao de Acucar
                    (Certificate of Entitlement)*                                              -
   12,000,000       Eletropaulo Metropolitana SA*                                        554,969
       35,300       Embraer Aircraft Corp. (A.D.R.)                                      972,956
       61,894       Tele Norte Leste Participacoes (A.D.R.)                            1,121,829
       13,700       Telecomunicacoes Brasileiras SA(A.D.R.)                              790,319
       23,000       Telecular Sul Participoes (A.D.R.)*                                  460,000
       44,800       Telemig Celular Participacoes (A.D.R.)*                            2,296,000
       57,400       Telesp Celular Participacoes SA (A.D.R.)                           1,216,162
                                                                                   -------------
                    TOTAL PREFERRED STOCKS
                    (Cost $11,111,474)                                             $  10,292,965
                                                                                   -------------

                    COMMON STOCKS - 93.8%
                    BASIC MATERIALS - 4.1%
                    CHEMICALS - 0.4%
      155,909       Daelim Industrial Co.                                          $     631,075
                                                                                   -------------
                    CHEMICALS (SPECIALITY) - 0.4%
      641,000       Nan Ya Plastics Corp.                                          $     785,967
                                                                                   -------------
                    CONSTRUCTION (CEMENT & AGGREGATES) - 1.3%
       38,500       Cemex SA (A.D.R.)                                              $     743,531
      106,900       Siam Cement Public Co., Ltd.                                       1,098,538
      225,400       Siam City Cement Co., Ltd.                                           566,202
                                                                                   -------------
                                                                                   $   2,408,271
                                                                                   -------------
                    GOLD & PRECIOUS METALS MINING - 0.4%
       25,650       Anglogold Ltd.                                                 $     625,569
       39,640       Gold Fields Ltd.                                                     111,511
                                                                                   -------------
                                                                                   $     737,080
                                                                                   -------------
                    IRON & STEEL - 0.4%
    1,472,000       China Steel Corp., Ltd.                                        $     793,267
           50       Tata Iron & Steel Co., Ltd.                                              131
                                                                                   -------------
                                                                                   $     793,398
                                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

   SHARES                                                                                  VALUE
                    METALS MINING - 1.2%
       49,200       Comphania Vale do Rico Doce (A.D.R.)                           $     971,700
       76,200       KGHM Polska Miedz SA                                                 443,043
    2,650,000       Yanzhou Coal Mining                                                  672,705
                                                                                   -------------
                                                                                   $   2,087,448
                                                                                   -------------
                    TOTAL BASIC MATERIALS                                          $   7,443,239
                                                                                   -------------
                    CAPITAL GOODS - 2.4%
                    CONTAINERS (METAL & GLASS) - 0.2%
      450,000       Cosco Pacific Ltd.                                             $     325,968
                                                                                   -------------
                    ELECTRICAL EQUIPMENT - 0.5%
      331,196       Bharat Heavy Electricals Ltd.*                                 $     908,438
                                                                                   -------------
                    MANUFACTURING (DIVERSIFIED) - 0.9%
      586,000       China Resources Enterprise Ltd.                                $     676,167
    2,800,000       Glorious Sun Enterprise Ltd.                                         466,676
       87,000       Grasim Industries Ltd.                                               458,129
                                                                                   -------------
                                                                                   $   1,600,972
                                                                                   -------------
                    TRUCKS & PARTS - 0.8%
      382,467       Escorts Ltd.                                                  $      760,360
      167,500       Larsen & Tourbo Ltd. (New Shares)                                    648,289
       42,000       Larsen & Tourbo Ltd. (Local Shares)                                  162,556
                                                                                   -------------
                                                                                   $   1,571,205
                                                                                   -------------
                    TOTAL CAPITAL GOODS                                            $   4,406,583
                                                                                   -------------
                    COMMUNICATION SERVICES - 23.4%
                    CELLULAR/WIRELESS TELECOMMUNICATIONS - 8.9%
       82,400       Advanced Information Service, Plc.                            $      662,361
       22,100       Advanced Service Co., Ltd.                                           221,050
      646,000       China Mobile Ltd.                                                  3,528,222
       98,844       Grupo Iusacell SA (Series V) (A.D.R.)*                             1,099,639
       34,340       MIH Ltd.                                                             485,053
       33,600       Mobile Telesystems                                                   739,200
       89,600       Mobinil Ltd.                                                       1,864,865
      178,700       SK Telecom Co., Ltd. (A.D.R.)                                      3,808,544
       11,050       Stet Hellas Telecomm SA (A.D.R.)*                                    113,263
      787,000       Technology Resources Industries Bhd.                                 577,824
       28,000       Tele Norte Celular Particpacoes SA (A.D.R.)                          840,000
      190,000       Total Access Communication Public Co. Ltd.                           604,200
      114,400       Turkcell Iletism Hizmet (A.D.R.)                                     707,850


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 SCHEDULE OF INVESTMENTS 11/30/00                                   (CONTINUED)
--------------------------------------------------------------------------------

   SHARES                                                                                  VALUE
                    CELLULAR/WIRELESS TELECOMMUNICATIONS - (CONTINUED)
      888,300       United Communication Industry Public Co., Ltd.                 $     709,991
       16,300       Vimpel Communications (A.D.R.)                                       196,619
                                                                                   -------------
                                                                                   $  16,158,681
                                                                                   -------------
                    TELECOMMUNICATIONS (LONG DISTANCE) - 0.8%
    5,541,000       Celular CRT Particpacoes SA                                    $   1,517,312
          181       Celular CRT Particpacoes SA (Bonus Shares)                                 -
                                                                                   -------------
                                                                                   $   1,517,312
                                                                                   -------------
                    TELEPHONE - 13.7%
      101,200       Bezeq Israeli Telecommunications Corp., Ltd.                   $     521,932
       10,200       Brasil Telecom Participacoes SA                                      444,975
    1,651,600       Carso Global Telecom                                               3,264,760
       56,400       Compania de Telephonos de Venezuela                                  810,750
       45,900       Compania Anonima Nacional Telefonos de Venezuela (A.D.R.)            731,531
       93,200       Embratel Participacoes (A.D.R.)*                                   1,124,225
      124,450       Hellenic Telecommunication Organization SA                         1,784,281
       65,300       Korea Telecom Corp. (A.D.R.)                                       1,779,425
       42,000       Matav (A.D.R.)                                                       669,375
       77,950       Philippine Long Distance Telephone Co. (A.D.R.)                    1,261,816
      282,600       PT Indosat Indonesian Satellite Corp. (A.D.R.)                     2,578,725
      175,800       Rostelocom (A.D.R.)                                                1,010,850
      158,100       Tele Centro Oeste Celular Participacoes SA (A.D.R.) *              1,393,256
       75,300       Telefonos de Mexico SA (L Shares) (A.D.R.)                         3,529,688
      884,500       TelecomAsia Corp. Public Co., Ltd.                                   419,122
      444,000       Telekomunikasi Indonesia (A.D.R.)                                  2,192,250
      121,000       Telekomunikacja Poliska SA                                           644,219
       76,000       Videsh Sanchar Nigam Ltd. (G.D.R.) (144A)                            684,000
                                                                                   -------------
                                                                                   $  24,845,180
                                                                                   -------------
                    TOTAL COMMUNICATION SERVICES                                   $  42,521,173
                                                                                   -------------
                    CONSUMER CYCLICALS - 7.5%
                    AUTO PARTS & EQUIPMENT - 0.6%
      262,000       Cycle & Carriage Co.                                           $     516,801
       21,000       Halla Climate Control Co.                                            490,662
      200,000       Mirgor Sacifia (Class C) (A.D.R.) (144A)                             100,000
                                                                                   -------------
                                                                                   $   1,107,463
                                                                                   -------------


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

   SHARES                                                                                  VALUE
                    AUTOMOBILES - 1.4%
   28,400,000       Koc Holdings AS                                                $   1,060,633
      312,000       Mahindra & Mahindra Ltd. (G.D.R.)                                    943,800
    1,848,000       PT Astra International TbK (Local Shares)*                           440,807
                                                                                   -------------
                                                                                   $   2,445,240
                                                                                   -------------
                    BUILDING MATERIALS - 0.3%
       68,000       Suez Cement Co. (G.D.R.) (144A)                                $     623,900
                                                                                   -------------
                    HOUSEHOLD FURNITURE & APPLIANCES - 0.4%
    5,050,000       Vestel Elektronik Sanayi Ve Ticaret AS*                        $     684,131
                                                                                   -------------
                    LEISURE TIME (PRODUCTS) - 0.7%
       40,000       Hero Honda Motors, Ltd*                                        $     728,892
      120,000       TVS Suzuki, Ltd.                                                     446,124
                                                                                   -------------
                                                                                   $   1,175,016
                                                                                   -------------
                    LODGING (HOTELS) - 0.5%
      125,000       The Indian Hotels Co., Ltd. (G.D.R.) (144A)                    $     534,375
      245,000       Resorts World Bhd.                                                   373,947
                                                                                   -------------
                                                                                   $     908,322
                                                                                   -------------
                    PUBLISHING - 0.6%
  132,860,000       Dogan Sirketler Grubu Holding AS*                              $   1,050,738
                                                                                   -------------
                    PUBLISHING (NEWSPAPERS) - 1.2%
  125,800,000       Hurriyet Gazeteci ve Matbaacilik AS                            $     921,206
      287,260       Naspers, Ltd.                                                      1,186,182
                                                                                   -------------
                                                                                   $   2,107,388
                                                                                   -------------
                    RETAIL (DEPARTMENT STORES) - 0.3%
       14,600       Shinsegae Department Store Co.                                 $     624,599
                                                                                   -------------
                    RETAIL (GENERAL MERCHANDISE) - 0.4%
       19,500       39Shopping Corp.*                                              $     297,594
       11,200       LG Home Shopping, Inc.*                                              455,187
                                                                                   -------------
                                                                                   $     752,781
                                                                                   -------------
                    RETAIL (DISCOUNTERS) - 0.4%
      394,000       Walmart De Mexico SA de CV (Series C)                          $     774,643
                                                                                   -------------
                    SERVICES (ADVERTISING/MARKETING) - 0.5%
       11,400       Cheil Communications Inc.                                      $     632,135
       11,400       LG AD, Inc.                                                          295,434
                                                                                   -------------
                                                                                   $     927,569
                                                                                   -------------


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 SCHEDULE OF INVESTMENTS 11/30/00                                   (CONTINUED)

   SHARES                                                                                  VALUE
                    TEXTILES (HOME FUNRNISHINGS) - 0.2%
      516,920       Far Eastern Textile Ltd.                                       $     410,030
                                                                                   -------------
                    TEXTILES (SPECIALTY) - 0.0%
      347,700       Asia Fiber Co., Ltd.*                                          $      49,626
                                                                                   -------------
                    TOTAL CONSUMER CYCLICALS                                       $  13,641,446
                                                                                   -------------
                    CONSUMER STAPLES - 11.1%
                    BEVERAGES (ALCOHOLIC) - 0.6%
      183,000       South African Breweries Plc                                    $   1,088,625
                                                                                   -------------
                    BEVERAGES (NON-ALCOHOLIC) - 0.9%
       26,700       Coca-Cola SA de CV (A.D.R.)                                    $     502,294
       45,800       Embotelladors Andina SA (A.D.R.)                                     529,563
       17,500       Fomento Economico Mexicano, SA de CV                                 598,281
                                                                                   -------------
                                                                                   $   1,630,138
                                                                                   -------------
                    BROADCASTING (TELEVISION/RADIO/CABLE) - 4.6%
    2,147,100       ABS-CBN Broadcasting Corp. (A.D.R.)*                           $   2,011,892
   18,758,000       Benpres Holdings Corp.*                                            1,001,687
       11,000       Ceske Radiokomunikace AS (G.D.R.)* (144A)                            345,400
      101,250       Globo Cabo SA (A.D.R.)*                                              803,672
      218,650       Grupo Radio Centro SA de CV (A.D.R.)                               1,885,856
       51,000       Grupo Televisa SA (G.D.R.)*                                        2,374,688
                                                                                   -------------
                                                                                   $   8,423,195
                                                                                   -------------
                    DISTRIBUTORS (FOOD & HEALTH) - 0.8%
      359,700       Kimbererly-Clark de Mexico SA de CV                            $     898,342
    1,024,000       Ng Fung Hong Ltd.                                                    630,166
                                                                                   -------------
                                                                                   $   1,528,508
                                                                                   -------------
                    ENTERTAINMENT - 0.9%
      168,890       Corporacion Interamericana de Entretenimiento SA
                    (Series B)*                                                    $     682,058
      460,700       Tanjong Public Co., Ltd.                                             897,153
                                                                                   -------------
                                                                                   $   1,579,211
                                                                                   -------------
                    FOODS - 1.1%
       32,800       Cheil Jedang Corp.                                             $     854,068
      654,000       President Enterprises Corp.                                          415,804
    7,701,300       PT Indofood Sukses Makmur Tbk                                        666,168
                                                                                   -------------
                                                                                   $   1,936,040
                                                                                   -------------
                    HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.5%
   49,422,000       Arcelik A.S.                                                   $     940,958
                                                                                   -------------


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

   SHARES                                                                                  VALUE
                    RESTAURANTS - 0.8%
    1,184,900       Kentucky Fried Chicken Bhd.                                    $   1,502,952
                                                                                   -------------
                    RETAIL STORES (FOOD CHAINS) - 0.7%
    1,327,400       Metro Cash and Carry Ltd.                                      $     301,468
    3,000,000       Migros Turk T.A.S.                                                   276,801
      248,664       President Chain Store Corp.                                          670,030
                                                                                   -------------
                                                                                   $   1,248,299
                                                                                   -------------
                    TOBACCO - 0.2%
      187,000       PT Hanjaya Mandala Sampoerna Tbk                               $     275,476
                                                                                   -------------
                    TOTAL CONSUMER STAPLES                                         $  20,153,402
                                                                                   -------------
                    ENERGY - 3.9%
                    OIL (INTERNATIONAL INTERGRATED) - 2.4%
      106,640       Petroleo Brasileiro SA                                         $   2,745,980
    7,500,000       Sinopec Zhenhai Refining and Chemical Company Limited                951,941
       75,000       Surgutneftegaz (A.D.R.)                                              693,750
                                                                                   -------------
                                                                                   $   4,391,671
                                                                                   -------------
                    OIL & GAS (EXPLORATION/PRODUCTION) - 0.7%
       35,600       Lukoil Holding (A.D.R.)                                        $   1,272,700
                                                                                   -------------
                    OIL & GAS (REFINING & MARKETING) - 0.8%
      402,150       Hindustan Petroleum Corp., Ltd. (New Shares)*                  $   1,092,323
       51,200       Polski Koncern Nafto (G.D.R.)                                        454,400
                                                                                   -------------
                                                                                   $   1,546,723
                                                                                   -------------
                    TOTAL ENERGY                                                   $   7,211,094
                                                                                   -------------
                    FINANCIAL - 22.3%
                    BANKS (MAJOR REGIONAL) - 10.0%
   66,670,000       Akbank T.A.S.                                                  $     312,455
      114,700       Banco Bradesco SA                                                    795,731
       54,000       Banco Gandero (A.D.R.)                                               192,375
       49,600       Banco Santander Chile (A.D.R.)                                       713,000
      246,600       Bangkok Bank Ltd.                                                    218,218
       63,000       Commerical International Bank                                        591,471
       65,200       Credicorp Ltd.                                                       395,275
      200,000       Development Bank of Singapore Ltd.                                 2,268,970
    1,374,000       Grupo Financiero Banamex Accival (Class O)*                        1,889,533
       95,300       Grupo Financiero Galicia (A.D.R.)                                  1,328,244
       59,980       Kookmin Bank                                                         668,638
      241,200       Malayan Banking Bhd.                                                 888,632


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 SCHEDULE OF INVESTMENTS 11/30/00                                   (CONTINUED)

   SHARES                                                                                  VALUE
                    BANKS (MAJOR REGIONAL) - (CONTINUED)
    7,735,000       National Finance Public Co., Ltd.*                             $   1,042,167
        7,400       OTP Bank (G.D.R.)*                                                   327,783
       68,900       Powszechny Bank Kredy                                              1,327,656
       63,700       Shinhan Bank                                                         584,331
      124,240       Standard Bank Investment Corporation Ltd.                            427,253
   87,300,000       Turkiye Garanti Bankasi*                                             536,995
       55,600       Uniao de Bancos Brasileiros SA (G.D.R.)                            1,237,100
      375,000       Wing Hang Bank Ltd.                                                1,228,389
  187,849,885       Yapi Ve Kredi Bankasi SA                                             990,421
                                                                                   -------------
                                                                                   $  17,964,637
                                                                                   -------------
                    BANKS (MONEY CENTER) - 1.8%
      204,100       Bank Hapoalim Ltd.                                             $     537,524
      261,200       Bank Leumi Le-Israel                                                 564,223
   10,692,000       PT Lippo Bank Tbk (Certificate of Entitlement)*                            -
  132,855,000       Turkeiy Is Bankasi                                                 1,673,335
      850,000       United World Chinese Commercial Bank                                 568,725
                                                                                   -------------
                                                                                   $   3,343,807
                                                                                   -------------
                    BANKS (REGIONAL) - 0.4%
      173,100       Commerce Asset Holdings Bhd.                                   $     341,645
       68,000       ICICI Bank Ltd. (A.D.R.)                                             454,750
                                                                                   -------------
                                                                                   $     796,395
                                                                                   -------------
                    CONSUMER FINANCE - 0.6%
    1,593,050       African Bank Investments, Ltd.*                                $   1,068,954
                                                                                   -------------
                    FINANCIAL (DIVERSIFIED) - 5.2%
      189,500       ABSA Group Ltd.                                                $     594,213
      270,000       Bank Of East Asia                                                    586,742
      106,500       Citic Pacific Ltd.                                                   367,296
      601,210       FirstRand Ltd.                                                       543,063
      556,400       Grupo Financiero Bancomer (B Shares)*                              2,040,045
      146,000       Henderson Land Development                                           563,421
      119,400       Housing Development Finance Corp. Ltd.                             1,347,999
       34,700       ICICI Ltd. (A.D.R.)                                                  342,662
      123,470       Imperial Holdings Ltd.*                                              876,299
      740,000       New World Development Co., Ltd.                                      773,220
      277,400       Pakistan Investment Fund Inc.                                        554,800
    7,982,000       SM Prime Holdings, Inc.                                              804,234
                                                                                   -------------
                                                                                   $   9,393,994
                                                                                   -------------


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

   SHARES                                                                                  VALUE
                    INSURANCE (LIFE/HEALTH) - 0.2%
       51,430       Liberty Group Ltd.                                             $     394,875
                                                                                   -------------
                    INSURANCE (MULTI-LINE) - 0.2%
   28,500,000       Aksigorta AS                                                   $     354,789
                                                                                   -------------
                    INSURANCE (PROPERTY/CASUALTY) - 1.2%
      144,100       Ayudhya Jardine CMG Life Assurance Public Co., Ltd.*           $      32,084
    1,255,800       Cathay Life Insurance Co., Ltd.                                    2,243,179
                                                                                   -------------
                                                                                   $   2,275,263
                                                                                   -------------
                    INVESTMENT BANKING/BROKERAGE - 1.0%
      881,000       Arab Malay Merchant Bank Bhd.                                  $     871,726
       17,340       Investec Group Ltd.                                                  501,214
      185,410       Old Mutual Plc.                                                      397,317
                                                                                   -------------
                                                                                   $   1,770,257
                                                                                   -------------
                    INVESTMENT MANAGEMENT - 1.4%
    1,226,000       China Development Industrial                                   $     924,233
       37,280       Coronation Holdings Ltd.                                             442,578
  103,400,000       Haci Omer Sabanci Holding AS                                         757,176
       22,750       Nedcor Ltd.                                                          460,901
                                                                                   -------------
                                                                                   $   2,584,888
                                                                                   -------------
                    REAL ESTATE - 0.3%
    2,099,200       New World China Land Ltd.                                      $     565,180
                                                                                   -------------
                    TOTAL FINANCIAL                                                $  40,513,039
                                                                                   -------------
                    HEALTHCARE - 2.6%
                    BIOTECHNOLOGY - 0.6%
       37,700       Dr. Reddy's Laboratories Ltd.                                  $   1,087,890
                                                                                   -------------
                    HEALTHCARE (DRUGS/MAJOR PHARMACEUTICALS) - 2.0%
       76,000       E Merck (India) Ltd.                                           $     589,272
       75,780       Hoechst Marion Roussel Ltd.                                          792,915
          200       Knoll Pharmaceuticals Ltd.                                             1,329
       41,800       Knoll Pharmaceuticals Ltd. (New Shares)                              277,819
       78,000       Ranbaxy Laboratories Ltd.                                          1,291,922
       56,699       Sun Pharmaceutical Industries, Ltd.*                                 612,695
                                                                                   -------------
                                                                                   $   3,565,952
                                                                                   -------------
                    TOTAL HEALTHCARE                                               $   4,653,842
                                                                                   -------------


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 SCHEDULE OF INVESTMENTS 11/30/00                                   (CONTINUED)

   SHARES                                                                                  VALUE
                    TECHNOLOGY - 12.3%
                    COMMUNICATIONS EQUIPMENT - 1.3%
        7,100       AudioCodes                                                     $     117,150
      509,000       China Unicom Ltd.                                                    724,360
          200       China Unicom Ltd. (A.D.R.)                                             2,825
       10,400       Gilat Satellite Networks Ltd.*                                       408,850
       21,400       Nice Systems Ltd. (A.D.R.)*                                          930,900
       15,000       Radvision Ltd.*                                                      243,750
                                                                                   -------------
                                                                                   $   2,427,835
                                                                                   -------------
                    COMPUTERS (HARDWARE) - 1.5%
      402,200       Acer Co.                                                       $     247,189
       18,000       Samsung Electronics                                                2,399,013
                                                                                   -------------
                                                                                   $   2,646,202
                                                                                   -------------
                    COMPUTERS (PERIPHERALS) - 0.5%
       83,731       Daou Technology, Inc.*                                         $     297,932
    2,800,000       Grupo Dataflux SA de CV                                              532,653
                                                                                   -------------
                                                                                   $     830,585
                                                                                   -------------
                    COMPUTERS (SOFTWARE & SERVICES) - 4.8%
          100       BFL Software Ltd. *                                            $         985
       15,700       Check Point Software Technologies Ltd.*                            1,611,213
      520,000       Idion Technology Holdings, Ltd.*                                     520,034
       13,200       Infosys Technology, Ltd.                                           2,017,827
      570,000       Ixchange Technology Holdings Ltd.*                                   338,344
       61,200       Mastek Ltd.                                                          738,569
       30,232       NITT, Ltd.                                                         1,096,015
      150,000       Satyam Computer Services, Ltd.                                     1,097,053
      660,000       Softline, Ltd.*                                                      116,679
      150,500       VocalTec Communications, Ltd.*                                       776,016
        7,500       Wipro Limited (A.D.R.)                                               406,875
                                                                                   -------------
                                                                                   $   8,719,610
                                                                                   -------------
                    ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.4%
      106,720       Asustek Computer, Inc.                                         $     450,725
       33,454       L.G. Electronics Inc.                                                327,522
                                                                                   -------------
                                                                                   $     778,247
                                                                                   -------------
                    ELECTRONICS (INSTRUMENTATION) - 0.5%
      330,000       Elec & Eltek International Co., Ltd.                           $     976,800
                                                                                   -------------


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

   SHARES                                                                                  VALUE
                    ELECTRONICS (SEMICONDUCTORS) - 2.6%
      345,100       Advanced Semiconductor Engineering Inc.                        $     340,607
      105,000       Hyundai Electronics Industries Co.*                                  590,868
       77,858       Siliconware Precision Industries Co., Ltd.                           296,834
      622,540       Taiwan Semiconductor Manufacturing Co.                             1,686,870
      902,800       United Microelectronic Corp., Ltd.                                 1,421,302
       36,800       Winbond Electronics Corp. (G.D.R.)                                   356,040
                                                                                   -------------
                                                                                   $   4,692,521
                                                                                   -------------
                    SERVICES (DATA PROCESSING) - 0.7%
      180,000       Shinawatra Computer Co., Plc.                                  $     645,353
      832,000       Singapore Exchange Ltd.                                              626,099
                                                                                   -------------
                                                                                   $   1,271,452
                                                                                   -------------
                    TOTAL TECHNOLOGY                                               $  22,343,252
                                                                                   -------------
                    TRANSPORTATION - 0.8%
                    RAILROADS - 0.6%
      609,700       Malaysia International Shipping Bhd.                           $   1,074,997
                                                                                   -------------
                    SHIPPING - 0.2%
    2,100,000       Far Eastern Silo & Shipping Corp.                              $     314,714
                                                                                   -------------
                    TOTAL TRANSPORTATION                                           $   1,389,711
                                                                                   -------------
                    UTILITIES - 3.4%
                    ELECTRIC COMPANIES - 2.2%
       30,900       Empresa Nacional Electricidad Chile (A.D.R.)                   $     310,931
       35,000       Enersis S.A. (A.D.R.)                                                603,750
      137,900       Korea Electric Power Corp. (A.D.R.)*                               2,609,379
      199,789       Mosenergo (A.D.R.)                                                   474,499
                                                                                   -------------
                                                                                   $   3,998,559
                                                                                   -------------
                    NATURAL GAS - 0.4%
      119,700       Gazprom (A.D.R.) (144A)                                        $     763,087
                                                                                   -------------
                    POWER PRODUCERS (INDEPENDENT) - 0.8%
      173,140       Unified Energy System (G.D.R.) (144A)*                         $   1,369,805
                                                                                   -------------
                    TOTAL UTILITIES                                                $   6,131,451
                                                                                   -------------
                    TOTAL COMMON STOCKS
                    (Cost $231,804,248)                                            $ 170,408,232
                                                                                   -------------


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 SCHEDULE OF INVESTMENTS 11/30/00                                   (CONTINUED)

   SHARES                                                                                  VALUE
                    RIGHTS/WARRANTS - 0.5%
       21,000       Cemex SA, 12/13/02*                                            $       7,253
           16       Companhia Brasileira de Distribuicao Grupo
                    Pao de Acucar, 8/31/05*                                                    -
   10,692,000       PT Lippo Bank, 4/15/02*                                                    -
       26,130       Queenbee Restaurant, 3/24/03*                                          5,160
    9,179,800       Siam Commercial Bank, 5/10/02*                                       691,787
      470,211       TelecomAsia Public Co. Ltd., 4/3/02*                                 128,116
                                                                                   -------------
                    TOTAL WARRANTS
                    (Cost $1,971,559)                                              $     832,316
                                                                                   -------------
                    TOTAL INVESTMENT IN SECURITIES
                    (Cost $244,887,281)(a)(b)(c)                                   $ 181,533,513
                                                                                   =============

*     Non-income producing security

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2000, the value of these securities amounted to $4,420,567 or 2.3% of total net assets.

(a) Distribution of investments by country of issue, as percentage of total equity holdings, is as follows:

         Brazil                                                                    12.2%
         Mexico                                                                    11.5
         India                                                                     10.8
         South Korea                                                                9.6
         Taiwan                                                                     6.6
         Hong Kong                                                                  5.7
         Turkey                                                                     5.7
         South Africa                                                               5.3
         Thailand                                                                   3.9
         Malaysia                                                                   3.6
         Russia                                                                     3.6
         Indonesia                                                                  3.4
         Israel                                                                     3.1
         Phillipines                                                                2.8
         Singapore                                                                  2.4
         Egypt                                                                      1.7
         Chile                                                                      1.6
         Poland                                                                     1.6
         Greece                                                                     1.0
         Others (Individually less than 1%)                                         3.9
                                                                                  -----
                                                                                  100.0%
                                                                                  =====


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

(b) At November 30, 2000, the net unrealized loss on investments based on cost for federal income tax purposes of $247,070,956 was as follows:

      Aggregate gross unrealized gain for all investments in
        which there is an excess of value over tax cost                 $  8,646,518
      Aggregate gross unrealized loss for all investments in
        which there is an excess of tax cost over value                  (74,183,961)
                                                                        ------------
      Net Unrealized loss                                               $(65,537,443)
                                                                        ============

(c) At November 30, 2000, the Fund had a capital loss carryforward of $9,796,063 which will expire in 2006 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2000 aggregated $411,634,415 and $346,817,174, respectively.


  The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 BALANCE SHEET 11/30/00

ASSETS:
  Investment in securities, at value (cost $244,887,281)                 $181,533,513
  Foreign currencies, at value                                             13,967,556
  Receivables -
     Investment securities sold                                             3,820,839
     Fund shares sold                                                         363,869
     Dividends, interest and foreign taxes withheld                           237,743
     Forward foreign currency settlement contracts - net                          183
  Other                                                                       291,570
                                                                         ------------
       Total assets                                                      $200,215,273
                                                                         ------------

LIABILITIES:
  Payables -
     Investment securities purchased                                     $  4,983,799
     Fund shares repurchased                                                  692,371
  Due to bank                                                               4,611,067
  Due to affiliates                                                           388,170
  Accrued expenses                                                            308,899
  Reserve for repatriation taxes                                               54,788
                                                                         ------------
       Total liabilities                                                 $ 11,039,094
                                                                         ------------

NET ASSETS:
  Paid-in capital                                                        $273,892,326
  Accumulated net investment loss                                             (71,257)
  Accumulated net realized loss on investments, futures
     contracts and foreign currency transactions                          (21,124,676)
  Net unrealized loss on investments (including reserve
     for repatriation taxes of $54,788)                                   (63,408,556)
  Net unrealized loss on forward foreign currency contracts
     and other assets and liabilities denominated in foreign
     currencies                                                              (111,658)
                                                                         ------------
       Total net assets                                                  $189,176,179
                                                                         ============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $88,174,545/8,152,532 shares)                        $      10.82
                                                                         ============
  Class B (based on $40,762,886/3,965,962 shares)                        $      10.28
                                                                         ============
  Class C (based on $12,861,209/1,257,814 shares)                        $      10.23
                                                                         ============
  Class Y (based on $47,377,539/4,296,503 shares)                        $      11.03
                                                                         ============

MAXIMUM OFFERING PRICE:
  Class A                                                                $      11.48
                                                                         ============


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 STATEMENT OF OPERATIONS

 FOR THE YEAR ENDED 11/30/00


INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $285,448)    $  2,467,093
   Interest (net of foreign taxes withheld of $8,667)            348,395
                                                            ------------
         Total investment income                                            $  2,815,488
                                                                            ------------
EXPENSES:
   Management fees                                          $  3,351,434
   Transfer agent fees
      Class A                                                    397,381
      Class B                                                    282,700
      Class C                                                     38,093
      Class Y                                                         98
   Distribution fees
      Class A                                                    326,385
      Class B                                                    698,080
      Class C                                                    171,483
   Administrative fees                                            84,693
   Custodian fees                                                602,610
   Registration fees                                              98,085
   Professional fees                                             103,175
   Printing                                                       75,145
   Fees and expenses of nonaffiliated trustees                    26,445
   Miscellaneous                                                  46,003
                                                            ------------
      Total expenses                                                        $  6,301,810
      Less fees paid indirectly                                                  (65,382)
                                                                            ------------
      Net expenses                                                          $  6,236,428
                                                                            ------------
         Net investment loss                                                $ (3,420,940)
                                                                            ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments (net of capital gains taxes paid of
         $4,464,854)                                        $ 28,647,702
      Forward foreign currency contracts and other
         assets and liabilities denominated in foreign
         currencies                                             (672,371)   $ 27,975,331
                                                            ------------    ------------

   Change in net unrealized loss from:
      Investments                                           $(97,010,974)
      Forward foreign currency contracts and other
         assets and liabilities denominated in foreign
         currencies                                              (59,138)   $(97,070,112)
                                                            ------------    ------------
      Net loss on investments and foreign currency
         transactions                                                       $(69,094,781)
                                                                            ------------
      Net decrease in net assets resulting from operations                  $(72,515,721)
                                                                            ------------


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 FOR THE YEARS ENDED 11/30/00 AND 11/30/99

                                                                  YEAR ENDED        YEAR ENDED
                                                                   11/30/00          11/30/99
FROM OPERATIONS:
  Net investment loss                                          $  (3,420,940)     $  (1,350,097)
  Net realized gain on investments, futures
   contracts and foreign currency transactions                    27,975,331          2,804,075
  Change in net unrealized gain (loss) on investments and
   foreign currency transactions                                 (97,070,112)        58,084,393
                                                               -------------      -------------
     Net increase (decrease) in net assets resulting from
         operations                                            $ (72,515,721)     $  59,538,371
                                                               -------------      -------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                             $ 329,505,782      $ 189,422,052
  Reinvestment of distributions                                            -                  -
  Cost of shares repurchased                                    (248,879,736)      (193,508,476)
                                                               -------------      -------------
   Net increase (decrease) in net assets resulting from
     fund share transactions                                   $  80,626,046      $  (4,086,424)
                                                               -------------      -------------
   Net increase in net assets                                  $   8,110,325      $  55,451,947
NET ASSETS:
  Beginning of year                                              181,065,854        125,613,907
                                                               -------------      -------------
  End of year (including accumulated net investment loss
   of $71,257 and $1,392,414, respectively)                    $ 189,176,179      $ 181,065,854
                                                               =============      =============

CLASS A                             '00 SHARES       '00 AMOUNT      '99 SHARES       '99 AMOUNT
Shares sold                         13,630,214     $ 216,021,888     13,457,290     $ 139,753,516
Reinvestment of distributions                -                 -              -                 -
Less shares repurchased            (12,077,994)     (187,103,890)   (15,527,823)     (158,319,918)
                                   -----------     -------------    -----------     -------------
   Net increase (decrease)           1,552,220     $  28,917,998     (2,070,533)    $ (18,566,402)
                                   ===========     =============    ===========     =============

CLASS B
Shares sold                          2,965,548     $  51,179,580      2,174,781     $  23,059,774
Reinvestment of distributions                -                 -              -                 -
Less shares repurchased             (2,860,823)      (44,175,696)    (2,546,532)      (25,753,021)
                                   -----------     -------------    -----------     -------------
   Net increase (decrease)             104,725     $   7,003,884       (371,751)    $  (2,693,247)
                                   ===========     =============    ===========     =============

CLASS C
Shares sold                          1,336,618     $  20,688,386        427,313     $   4,608,232
Reinvestment of distributions                -                 -              -                 -
Less shares repurchased               (966,914)      (14,463,955)      (974,574)       (8,869,386)
                                   -----------     -------------    -----------     -------------
   Net increase (decrease)             369,704     $   6,224,431       (547,261)    $  (4,261,154)
                                   ===========     =============    ===========     =============

CLASS Y
Shares sold                          2,545,138     $  41,615,928      1,855,799     $  22,000,530
Reinvestment of distributions                -                 -              -                 -
Less shares repurchased               (194,625)       (3,136,195)       (50,089)         (566,151)
                                   -----------     -------------    -----------     -------------
   Net increase                      2,350,513     $  38,479,733      1,805,710     $  21,434,379
                                   ===========     =============    ===========     =============

   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 FINANCIAL HIGHLIGHTS 11/30/00

                                                                     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                      11/30/00     11/30/99     11/30/98     11/30/97     11/30/96
CLASS A
Net asset value, beginning of year                                    $ 13.80      $  8.79      $ 14.42      $ 13.94      $ 11.56
                                                                      -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                       $ (0.17)     $ (0.09)     $  0.00(a)   $ (0.05)     $ (0.07)
   Net realized and unrealized gain (loss) on investments,
     futures contracts and foreign currency transactions                (2.81)        5.10        (4.23)        1.40         2.45
                                                                      -------      -------      -------      -------      -------
        Net increase (decrease) from investment operations            $ (2.98)     $  5.01      $ (4.23)     $  1.35      $  2.38
Distributions to shareowners:
   Net realized gain                                                        -            -        (1.40)       (0.87)           -
                                                                      -------      -------      -------      -------      -------
Net increase (decrease) in net asset value                            $ (2.98)     $  5.01      $ (5.63)     $  0.48      $  2.38
                                                                      -------      -------      -------      -------      -------
Net asset value, end of year                                          $ 10.82      $ 13.80      $  8.79      $ 14.42      $ 13.94
                                                                      =======      =======      =======      =======      =======
Total return*                                                          (21.59)%      57.00%      (32.19)%      10.37%       20.59%
Ratio of net expenses to average net assets+                             2.19%        2.44%        2.26%        2.23%        2.28%
Ratio of net investment income (loss) to average net assets+            (1.13)%      (0.73)%       0.07%       (0.40)%      (0.61)%
Portfolio turnover rate                                                   139%         180%         195%         140%         143%
Net assets, end of year (in thousands)                                $88,175      $91,092      $76,257      $87,628      $56,465
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                          2.19%        2.44%        2.27%        2.25%        3.00%
   Net investment income (loss)                                         (1.13)%      (0.73)%       0.06%       (0.42)%      (1.33)%
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                          2.16%        2.40%        2.25%        2.19%        2.25%
   Net investment income (loss)                                         (1.10)%      (0.69)%       0.08%       (0.36)%      (0.58)%

(a) Amount rounds to less than one cent per share.
  * Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
  + Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 FINANCIAL HIGHLIGHTS 11/30/00

                                                                   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                                    11/30/00     11/30/99     11/30/98      11/30/97     11/30/96
CLASS B
Net asset value, beginning of year                                   $ 13.23      $  8.49      $ 14.09       $ 13.73      $ 11.47
                                                                     -------      -------      -------       -------      -------
Increase (decrease) from investment operations:
   Net investment loss                                               $ (0.34)     $ (0.17)     $ (0.12)      $ (0.14)     $ (0.03)
   Net realized and unrealized gain (loss) on investments,
     futures contracts and foreign currency transactions               (2.61)        4.91        (4.08)         1.37         2.29
                                                                     -------      -------      -------       -------      -------
        Net increase (decrease) from investment operations           $ (2.95)     $  4.74      $ (4.20)      $  1.23      $  2.26
Distributions to shareowners:
   Net realized gain                                                       -            -        (1.40)        (0.87)           -
                                                                     -------      -------      -------       -------      -------
Net increase (decrease) in net asset value                           $ (2.95)     $  4.74      $ (5.60)      $  0.36      $  2.26
                                                                     -------      -------      -------       -------      -------
Net asset value, end of year                                         $ 10.28      $ 13.23      $  8.49       $ 14.09      $ 13.73
                                                                     =======      =======      =======       =======      =======
Total return*                                                         (22.30)%      55.83%      (32.79)%        9.61%       19.70%
Ratio of net expenses to average net assets+                            3.05%        3.20%        3.09%         2.94%        3.00%
Ratio of net investment income (loss) to average net assets+           (1.97)%      (1.53)%      (0.84)%       (1.10)%      (1.47)%
Portfolio turnover rate                                                  139%         180%         195%          140%         143%
Net assets, end of year (in thousands)                               $40,763      $51,093      $35,954       $70,218      $39,893
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                         3.05%        3.20%        3.10%         2.95%        3.66%
   Net investment loss                                                 (1.97)%      (1.53)%      (0.85)%       (1.11)%      (2.13)%
Ratios assuming  waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                         3.03%        3.18%        3.08%         2.90%        2.96%
   Net investment loss                                                 (1.95)%      (1.51)%      (0.83)%       (1.06)%      (1.43)%

 * Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
 + Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 FINANCIAL HIGHLIGHTS 11/30/00

                                                                  YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED   1/31/96 TO
                                                                   11/30/00     11/30/99     11/30/98      11/30/97     11/30/96
CLASS C
Net asset value, beginning of period                                $ 13.12      $  8.47      $ 14.08       $ 13.73      $ 13.22
                                                                    -------      -------      -------       -------      -------
Increase (decrease) from investment operations:
   Net investment loss                                              $ (0.14)     $ (0.29)     $ (0.08)      $ (0.13)     $ (0.09)
   Net realized and unrealized gain (loss) on investments,
     futures contracts and foreign currency transactions              (2.75)        4.94        (4.13)         1.35         0.60
                                                                    -------      -------      -------       -------      -------
        Net increase (decrease) from investment operations          $ (2.89)     $  4.65      $ (4.21)      $  1.22      $  0.51
Distributions to shareowners:
   Net realized gain                                                      -            -        (1.40)        (0.87)           -
                                                                    -------      -------      -------       -------      -------
Net increase (decrease) in net asset value                          $ (2.89)     $  4.65      $ (5.61)      $  0.35      $  0.51
                                                                    -------      -------      -------       -------      -------
Net asset value, end of period                                      $ 10.23      $ 13.12      $  8.47       $ 14.08      $ 13.73
                                                                    =======      =======      =======       =======      =======
Total return*                                                        (22.03)%      54.90%      (32.90)%        9.53%        3.86%
Ratio of net expenses to average net assets+                           2.85%        3.82%        3.32%         2.89%        2.91%**
Ratio of net investment loss to average net assets+                   (1.81)%      (2.09)%      (1.08)%       (1.09)%      (1.51)%**
Portfolio turnover rate                                                 139%         180%         195%          140%         143%
Net assets, end of period (in thousands)                            $12,861      $11,656      $12,162       $12,730       $5,566
Ratios assuming no waiver of management fees
   by PIM and no reduction for fees paid indirectly:
   Net expenses                                                        2.85%        3.82%        3.33%         2.90%        3.48%**
   Net investment loss                                                (1.81)%      (2.09)%      (1.09)%       (1.10)%      (2.08)%**
Ratios assuming waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                        2.82%        3.80%        3.31%         2.85%        2.86%**
   Net investment loss                                                (1.78)%      (2.07)%      (1.07)%       (1.05)%      (1.46)%**


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 FINANCIAL HIGHLIGHTS 11/30/00

                                                         YEAR ENDED    YEAR ENDED    4/9/98 TO
                                                          11/30/00      11/30/99      11/30/98
CLASS Y
Net asset value, beginning of period                      $ 13.99       $  8.85       $ 14.55
                                                          -------       -------       -------
Increase (decrease) from investment operations:
  Net investment income (loss)                            $ (0.10)      $  0.01       $     -
  Net realized and unrealized gain (loss) on
     investments, futures contracts and foreign
     currency transactions                                $ (2.86)      $  5.13       $ (5.55)
                                                          -------       -------       -------
Net increase (decrease) from investment
  operations                                                (2.96)         5.14         (5.55)
Distributions to shareowners:
  Net realized gain                                             -             -         (0.15)
                                                          -------       -------       -------
Net increase (decrease) in net asset value                  (2.96)         5.14         (5.70)
                                                          -------       -------       -------
Net asset value, end of period                            $ 11.03       $ 13.99       $  8.85
                                                          =======       =======       =======
Total return*                                              (21.16)%       58.08%       (38.32)%
Ratio of net expenses to average net assets+                 1.62%         2.51%         1.75%**
Ratio of net investment income (loss) to
  average net assets+                                       (0.62)%       (1.07)%        0.06%**
Portfolio turnover rate                                       139%          180%          195%
Net assets, end of period (in thousands)                  $47,378       $27,225        $1,241
Ratios assuming reduction for fees
  paid indirectly:
  Net expenses                                               1.60%         2.41%         1.75%**
  Net investment income (loss)                              (0.60)%       (0.97)%        0.06%**


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

 PIONEER EMERGING MARKETS FUND

 NOTES TO FINANCIAL STATEMENTS 11/30/00

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Emerging Markets Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date

 PIONEER EMERGING MARKETS FUND

 NOTES TO FINANCIAL STATEMENTS  11/30/00                            (CONTINUED)

   may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.


   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain countries, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B. FOREIGN CURRENCY TRANSLATION

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FORWARD FOREIGN CURRENCY CONTRACTS

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

   gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 6)


D. FUTURES CONTRACTS

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing values of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. At November 30, 2000, the Fund had no open futures contracts.

E. TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended November 30, 2000, the Fund paid $4,464,854 in such taxes.

 PIONEER EMERGING MARKETS FUND

 NOTES TO FINANCIAL STATEMENTS 11/30/00                             (CONTINUED)

   In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of November 30, 2000, the Fund had no reserve related to capital gains. The estimated reserve for the repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of November 30, 2000, the Fund had a reserve of $54,788 related to taxes on the repatriation of foreign currencies.


   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At November 30, 2000, the Fund has reclassified $4,742,097 and $5,137,225 from paid-in capital to accumulated net investment loss and accumulated net realized loss on investments, futures contracts and foreign currency transactions, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

F. FUND SHARES

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $32,385 in underwriting commissions on the sale of Fund shares during the year ended November 30, 2000.

G. CLASS ALLOCATIONS

   Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses

 PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

   are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

2. MANAGEMENT AGREEMENT

   Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.25% of the Fund's average daily net assets.

   In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 2000, $229,412 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

   PSC, a wholly owned subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $88,814 in transfer agent fees payable to PSC at November 30, 2000.

4. DISTRIBUTION PLANS

   The Fund adopted a Plan of Distribution with respect to each of Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $69,944 in distribution fees payable to PFD at November 30, 2000.

   In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of

 PIONEER EMERGING MARKETS FUND

 NOTES TO FINANCIAL STATEMENTS 11/30/00                             (CONTINUED)

   1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2000, CDSCs in the amount of $324,402 were paid to PFD.

5. EXPENSE OFFSETS

   The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 2000, the Fund's expenses were reduced by $65,382 under such arrangements.

6. FORWARD FOREIGN CURRENCY CONTRACTS

   At November 30, 2000, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. As of November 30, 2000, the Fund had no outstanding portfolio hedges. At November 30, 2000, the gross forward currency settlement contracts receivable and payable were $1,543,680 and $1,543,497, respectively, resulting in a net receivable of $183.

7. LINE OF CREDIT FACILITY

   The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

   The average daily amount of borrowings outstanding during the year ended November 30, 2000 was $558,232. The average daily shares outstanding during the period were 17,078,521 resulting in an average borrowing per share of $0.03. The related weighted average annualized interest rate for the year was 6.51%, and the total interest expense on such borrowings was $36,921.

 PIONEER EMERGING MARKETS FUND

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER EMERGING MARKETS FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Emerging Markets Fund (the Fund) as of November 30, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets Fund as of November 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
January 8, 2000

 PIONEER EMERGING MARKETS FUND

 RESULTS OF SHAREOWNER MEETING

On September 11, 2000, Pioneer Emerging Markets Fund held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer Investment Management, Inc., the Fund's investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. on October 24, 2000. Here are the detailed results of the votes.


PROPOSAL 1 - TO APPROVE A NEW MANAGEMENT CONTRACT.

    AFFIRMATIVE                       AGAINST                       ABSTAIN
  12,528,588.765                    252,835.051                   219,299.876

PROPOSAL 2 - TO ELECT TRUSTEES.

      NOMINEE                       AFFIRMATIVE                    WITHHELD
M.K. Bush                         12,757,218.412                  243,505.280
J.F. Cogan, Jr.                   12,751,841.667                  248,882.025
Dr. R.H. Egdahl                   12,774,860.937                  225,862.755
M.B.W. Graham                     12,772,587.872                  228,135.820
M.A. Piret                        12,778,735.574                  221,988.118
D.D. Tripple                      12,757,500.577                  243,223.115
S.K. West                         12,771,825.041                  228,898.651
J. Winthrop                       12,779,367.939                  221,355.753

PIONEER EMERGING MARKETS FUND

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

TRUSTEES
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop


OFFICERS
John F. Cogan, Jr., President
David D. Tripple, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary




INVESTMENT ADVISER
Pioneer Investment Management, Inc.


CUSTODIAN
Brown Brothers Harriman & Co.


INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP


PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.


LEGAL COUNSEL
Hale and Dorr LLP


SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneering Services Corporation

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FACTFONE-SM- for automated fund yields, prices,
account information and transactions                              1-800-225-4321

RETIREMENT PLANS INFORMATION                                      1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                      1-800-225-1997

WRITE TO US:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                                 1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                                 ask.pioneer@piog.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                         www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.


[LOGO] PIONEER
       INVESTMENTS-Registered Trademark-


  PIONEER INVESTMENT MANAGEMENT, INC.
  60 STATE STREET                            9500-00-0101
  BOSTON, MASSACHUSETTS 02109                -C- PIONEER FUNDS DISTRIBUTOR, INC.
  www.pioneerfunds.com                        Y  PRINTED ON RECYCLED PAPER